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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 9, 2008

                  CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
                 (State or Other Jurisdiction of Incorporation)

            000-25771                                   13-3951476
     (Commission File Number)                 (IRS Employer Identification No.)

     50 Rockefeller Plaza, New York, NY                  10020
  (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (212) 492-1100

          (Former Name or Former Address, if Changed Since Last Report)

                            ------------------------

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events

The registrant announced today that it had made an interim adjustment to its estimated net asset value ("NAV") per share. As a result of this adjustment, its estimated NAV has been determined to be $14.00 per share.

The registrant normally calculates its estimated per share NAV annually as of year-end, based in part on an estimate of the fair market value of the registrant's real estate provided by a third party. The registrant then adjusts this amount based on the estimated fair market value of the mortgages encumbering registrant's real property, estimated disposition costs (including estimates of expenses, commissions, and fees payable to its advisor), and an estimate of the registrant's net other assets and liabilities as of the same date. The estimate of the registrant's net other assets and liabilities is based on unaudited preliminary financial results, which may differ from amounts included in the registrant's audited consolidated financial statements. The estimate produced by this calculation is then rounded to the nearest $0.10.

On March 10, 2008, the registrant had announced that its December 31, 2007 estimated NAV had been determined to be $14.50 per share for the purpose of effectuating redemptions of its common stock and issuing shares pursuant to its distribution reinvestment plan. That amount has been adjusted downward by $0.50 per share starting as of July 2008 to reflect a more recent estimate of the fair market value of the registrant's real estate provided by a third party at the request of the registrant's Board of Directors in connection with its review of various liquidity alternatives. The updated estimated NAV will be used in effectuating redemptions of the registrant's common stock and issuing shares pursuant to its distribution reinvestment plan beginning in July 2008.

The determination of the registrant's estimated NAV involves a number of assumptions and management judgments, including regarding the fair market value of the registrant's mortgages, disposition costs and net other assets and liabilities. These assumptions and judgments may prove to be inaccurate. There can be no assurance that a shareholder would realize $14.00 per share if the registrant were to be liquidated today.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  Corporate Property Associates 14 Incorporated





Date: July 9, 2008          By: /s/ Mark J. DeCesaris
                                ------------------------------------------------
                                Mark J. DeCesaris
                                Managing Director and
                                acting Chief Financial Officer